UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2008

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York	13203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Carrols Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-06553	16-0958146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York	13203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 4, 2008, Carrols Restaurant Group, Inc., the parent company of Carrols Corporation, issued a press release announcing financial results for the third fiscal quarter ended September 28, 2008. The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Carrols Restaurant Group, Inc. and Carrols Corporation Press Release, dated November 4, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date: November 4, 2008	By:	/s/ Paul R. Flanders
	Name:	Paul R. Flanders
	Title:	Vice President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date: November 4, 2008	By:	/s/ Paul R. Flanders
	Name:	Paul R. Flanders
	Title:	Vice President, Chief Financial Officer and Treasurer